UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-06444

Legg Mason Partners Equity Trust

(Exact name of registrant as specified in charter)

620 Eighth Avenue, 49th Floor, New York, NY 10018

(Address of principal executive offices) (Zip code)

Robert I. Frenkel, Esq.

Legg Mason & Co., LLC

100 First Stamford Place

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-877-721-1926

Date of fiscal year end: October 31

Date of reporting period: October 31, 2014

ITEM 1.	REPORT TO STOCKHOLDERS.

The Annual Report to Stockholders is filed herewith.

Annual Report	October 31, 2014

CLEARBRIDGE

APPRECIATION FUND

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Fund objective

The Fund seeks to provide long-term appreciation of shareholders’ capital.

Letter from the president

Dear Shareholder,

We are pleased to provide the annual report of ClearBridge Appreciation Fund for the twelve-month reporting period ended October 31, 2014. Please read on for a detailed look at prevailing economic and market conditions during the Fund’s reporting period and to learn how those conditions have affected Fund performance.

As always, we remain committed to providing you with excellent service and a full spectrum of investment choices. We also remain committed to supplementing the support you receive from your financial advisor. One way we accomplish this is through our website, www.leggmason.com/individualinvestors. Here you can gain immediate access to market and investment information, including:

•	Fund prices and performance,

•	Market insights and commentaries from our portfolio managers, and

•	A host of educational resources.

We look forward to helping you meet your financial goals.

Sincerely,

Kenneth D. Fuller

President and Chief Executive Officer

November 28, 2014

II	ClearBridge Appreciation Fund

Investment commentary

Economic review

Since the end of the Great Recession, the U.S. economy has expanded at a slower than usual pace, compared to recent history. U.S. gross domestic product (“GDP”)i growth, as reported by the U.S. Department of Commerce’s revised figures, was 4.5% during the third quarter of 2013, its best reading since the fourth quarter of 2011. During the twelve months ended October 31, 2014 (the “reporting period”), the severe winter weather of January and February played a key role in a sharp reversal in the economy, a 2.1% contraction during the first quarter of 2014. This was the first negative GDP report in three years. Negative contributions were widespread: private inventory investment, exports, state and local government spending and nonresidential and residential fixed investment. Thankfully, this setback was very brief, as second quarter GDP growth was 4.6%, suggesting the recovery has some resilience and the economy continues to recover from the severe consequences of the Great Recession. The second quarter rebound in GDP growth was driven by several factors, including an acceleration in personal consumption expenditures (“PCE”), increased private inventory investment and exports, as well as an upturn in state and local government spending. After the reporting period ended, the Department of Commerce’s second estimate for third quarter GDP growth was 3.9%, driven by contributions from PCE, exports, nonresidential fixed investment and government spending.

The U.S. manufacturing sector continued to support the economy during the reporting period. Based on figures for the Institute for Supply Management’s Purchasing Managers’ Index (“PMI”)ii, U.S. manufacturing expanded during all twelve months of the reporting period (a reading below 50 indicates a contraction, whereas a reading above 50 indicates an expansion). After readings of 57.0 and 56.5 in November and December 2013, respectively, the PMI fell to 51.3 in January 2014, its weakest reading since May 2013. PMI then generally rose over the next several months, reaching a high of 59.0 in August, its best reading since March 2011. While PMI dipped to 56.6 in September, it rose back to 59.0 in October.

The U.S. job market improved during the reporting period. When the period began, unemployment, as reported by the U.S. Department of Labor, was 7.0%. Unemployment generally declined throughout the reporting period and reached a low of 5.8% in October 2014, the lowest level since July 2008.

The Federal Reserve Board (“Fed”)iii took a number of actions as it sought to meet its dual mandate of fostering maximum employment and price stability. As it has since December 2008, the Fed kept the federal funds rateiv at a historically low range between zero and 0.25%. The Fed also took steps to end its asset purchase program that was announced in December 2012. At that time, the Fed said it would continue purchasing $40 billion per month of agency mortgage-backed securities (“MBS”), as well as $45 billion per month of longer-term Treasuries. Following the meeting that concluded on December 18, 2013, the Fed announced that it would begin reducing its monthly asset purchases, saying “Beginning in January 2014, the Committee will add to its holdings of agency MBS at a pace of $35 billion per month rather than $40 billion per month, and will add to its holdings of longer-term Treasury securities at a pace of $40 bil-

ClearBridge Appreciation Fund	III

Investment commentary (cont’d)

lion per month rather than $45 billion per month.” At each of the Fed’s next six meetings (January, March, April, June, July and September 2014), it announced further $10 billion tapering of its asset purchases. At its meeting that ended on October 29, 2014, the Fed announced that its asset purchase program had concluded. The Fed also said that it “currently anticipates that, even after employment and inflation are near mandate-consistent levels, economic conditions may, for some time, warrant keeping the target federal funds rate below levels the Commit tee views as normal in the longer run.”

As always, thank you for your confidence in our stewardship of your assets.

Sincerely,

Kenneth D. Fuller

President and Chief Executive Officer

November 28, 2014

All investments are subject to risk including the possible loss of principal. Past performance is no guarantee of future results.

[i]	Gross domestic product (“GDP”) is the market value of all final goods and services produced within a country in a given period of time.

ii

The Institute for Supply Management’s PMI is based on a survey of purchasing executives who buy the raw materials for manufacturing at more than 350 companies. It offers an early reading on the health of the U.S. manufacturing sector.

iii

The Federal Reserve Board (“Fed”) is responsible for the formulation of policies designed to promote economic growth, full employment, stable prices and a sustainable pattern of international trade and payments.

iv

The federal funds rate is the rate charged by one depository institution on an overnight sale of immediately available funds (balances at the Federal Reserve) to another depository institution; the rate may vary from depository institution to depository institution and from day to day.

IV	ClearBridge Appreciation Fund

Fund overview

Q. What is the Fund’s investment strategy?

A. The Fund seeks to provide long-term appreciation of shareholders’ capital. By employing the Fund’s investment strategy, we seek to provide consistent and competitive risk-adjusted returns through an investment cycle. We look for investments among a strong core of growth and value stocks, consisting primarily of blue-chip companies dominant in their industries. The Fund may also invest in companies with prospects for sustained earnings growth and/or a cyclical earnings record. The Fund invests primarily in equity securities of U.S. companies, typically medium- and large-capitalization companies, but may also invest in small-capitalization companies. The Fund may invest up to 20% of its net assets in the equity securities of foreign issuers, either directly or through depository receipts.

Q. What were the overall market conditions during the Fund’s reporting period?

A. The equity market generated a return of 17.27% for the reporting period as measured by the S&P 500 Indexi, a surprisingly strong follow-up to the 27.18% return it achieved in the prior reporting period. As of the end of the period, the U.S. equity market had slightly more than tripled since its bottom in March 2009. Stock market performance during the period was driven primarily by the Information Technology (IT) and Health Care1 sectors, while the Energy and Telecommunication Services (telecom) sectors lagged.

U.S. asset prices were driven higher during the period by accommodative monetary policies across the globe, amplified by high relative U.S. interest rates, faster U.S. economic growth and, ironically, by the end of the Federal Reserve Boards (“Fed”)ii quantitative easing program. Reflecting heavy money flows into U.S. assets, the U.S. dollar rose sharply against other currencies such as the yen and euro in the second half of the period. The market also benefitted from resurgent mergers and acquisitions (“M&A”) activity, driven largely by low cost funding, strong corporate balance sheets and modest organic growth opportunities.

The U.S. economy continued to produce steady if modest growth, adding roughly 200,000 jobs per month and contributing to an improving jobless rate. Tight lending standards held back the housing sector, but low rates combined with relatively generous underwriting standards have contributed to a robust auto market. The fastest growing segment of the economy was the Oil and Gas industry. The politically controversial expansion of hydraulic fracturing also played a significant role in driving economic expansion by offering lower energy prices for consumers while providing a long-lived low-cost feedstock to an expanding petrochemical industry.

In contrast to the steadily improving domestic environment, the global picture appears to be more challenging. International developments were focused on the dramatic events in Iraq and Ukraine which carry the potential for more serious disruption to global energy markets. A much-anticipated

[1]

Health Care consists of the following industries: Hospitals/Nursing Facilities, Pharmacy Services, Medical Wholesale Drug Distributors, Drug Delivery Systems, Medical Products/Instruments, Medical & Laboratory Testing, Healthcare Cost Containment and Scientific Instruments.

ClearBridge Appreciation Fund 2014 Annual Report	1

Fund overview (cont’d)

European recovery appears to have stalled, while China has struggled to maintain its historically high growth rate without further stimulus that some argue has already created meaningful imbalances within its opaque financial system.

Q. How did we respond to these changing market conditions?

A. Over the course of the reporting period, our view of the market has become more balanced. We are not bearish on the market; in our view, valuations are not excessive and the U.S. economy is strong enough for companies to show good earnings growth. However, the technical position of the stock market has deteriorated and market participation has narrowed. Perhaps, after several years in which small caps have outperformed large caps and in which lower quality stocks have beaten higher quality stocks, those trends are set to reverse. In our opinion, the Fund remains well positioned and the large-cap, high-quality companies which form the core of our portfolio have the best combination of return relative to risk in the market.

Performance review

For the twelve months ended October 31, 2014, Class A shares of ClearBridge Appreciation Fund, excluding sales charges, returned 14.18%. The Fund’s unmanaged benchmark, the S&P 500 Index, returned 17.27% for the same period. The Lipper Large-Cap Core Funds Category Average1 returned 14.95% over the same time frame.

Performance Snapshot as of October 31, 2014 (unaudited)
(excluding sales charges)	6 months	12 months
ClearBridge Appreciation Fund:
Class A	6.74%	14.18%
Class B2	6.15%	12.85%
Class C	6.37%	13.34%
Class FI	6.70%	14.10%
Class R	6.56%	13.80%
Class I	6.88%	14.48%
Class IS	6.96%	14.64%
S&P 500 Index	8.22%	17.27%
Lipper Large-Cap Core Funds Category Average[1]	6.94%	14.95%

The performance shown represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above. Principal value and investment returns will fluctuate and investors’ shares, when redeemed, may be worth more or less than their original cost. To obtain performance data current to the most recent month-end, please visit our website at www.leggmason.com/individualinvestors.

All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all Fund expenses. Returns have not been adjusted to include sales charges that may apply or the deduction of taxes that a shareholder would pay on Fund distributions. If sales charges were reflected, the performance quoted would be lower. Performance figures for periods shorter than one year represent cumulative figures and are not annualized.

[1]

Lipper, Inc., a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments. Returns are based on the period ended October 31, 2014, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 873 funds for the six-month period and among the 858 funds for the twelve-month period in the Fund’s Lipper category, and excluding sales charges.

[2]

Effective July 1, 2011, the Fund no longer offers Class B shares for purchase by new and existing investors. Individual investors who owned Class B shares on June 30, 2011 may continue to hold those shares but may not add to their Class B share positions except through dividend reinvestment. Class B shares are also available for incoming exchanges.

2	ClearBridge Appreciation Fund 2014 Annual Report

Fund performance figures reflect fee waivers and/or expense reimbursements, without which the performance would have been lower.

Total Annual Operating Expenses (unaudited)

As of the Fund’s current prospectus dated March 1, 2014, the gross total annual operating expense ratios for Class A, Class B, Class C, Class FI, Class R, Class I and Class IS shares were 1.02%, 2.10%, 1.73%, 1.12%, 1.33%, 0.69% and 0.60%, respectively.

Actual expenses may be higher. For example, expenses may be higher than those shown if average net assets decrease. Net assets are more likely to decrease and Fund expense ratios are more likely to increase when markets are volatile.

As a result of expense limitation arrangements, the ratio of expenses, other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets is not expected to exceed 1.05% for Class FI shares, 1.45% for Class R shares and 0.90% for Class I shares. In addition, total annual fund operating expenses for Class IS shares will not exceed total annual fund operating expenses for Class I shares. These expense limitation arrangements cannot be terminated prior to December 31, 2016 without the Board of Trustees’ consent.

The manager is permitted to recapture amounts waived and/or reimbursed to a class during the same fiscal year if the class’ total annual operating expenses have fallen to a level below the expense limitation (“expense cap”) in effect at the time the fees were earned or the expenses incurred. In no case will the manager recapture any amount that would result, on any particular business day of the Fund, in the class’ total annual operating expenses exceeding the expense cap or any other lower limit then in effect.

Q. What were the leading contributors to performance?

A. For the reporting period, on an absolute basis the Fund had positive returns in all ten sectors, with the greatest contributions to returns coming from the Information Technology (IT), Health Care1 and Financials sectors. Relative to the benchmark, stock selection in the Consumer Discretionary sector had a significant positive impact on performance. In terms of individual Fund holdings, leading contributors to performance for the period included positions in Apple Inc. and Microsoft Corp. in the IT sector, Walt Disney Co. and Home Depot Inc. in the Consumer Discretionary sector, and CVS Health Corp. in the Consumer Staples sector.

Q. What were the leading detractors from performance?

A. For the reporting period, relative to the benchmark index, both overall sector allocation and stock selection negatively affected performance. In particular, stock selection in the Health Care, Industrials and IT sectors reduced relative performance. As for allocation, the Fund’s modest cash position and its underweight to the Utilities sector2 also hurt performance for the period. In terms of individual Fund holdings, leading detractors from performance for the period included positions in Amazon.com Inc. and Honda Motor Co. Ltd. in the Consumer Discretionary

[1]

Health Care consists of the following industries: Hospitals/Nursing Facilities, Pharmacy Services, Medical Wholesale Drug Distributors, Drug Delivery Systems, Medical Products/Instruments, Medical & Laboratory Testing, Healthcare Cost Containment and Scientific Instruments.

[2]	Utilities consists of the following industries: Electric, Natural Gas and Other Utility.

ClearBridge Appreciation Fund 2014 Annual Report	3

Fund overview (cont’d)

sector, International Business Machines Corp. in the IT sector, GlaxoSmithKline plc in the Health Care sector and Occidental Petroleum Corp. in the Energy sector.

Q. Were there any significant changes to the Fund during the reporting period?

A. Among the significant positions added to the Fund during the reporting period were holdings in Synchrony Financial in the Financials sector, Red Hat Inc., Intel Corp. and VMware Inc. in the IT sector, Norfolk Southern Corp. and C.H. Robinson Worldwide Inc. in the Industrials sector, and Nucor Corp. in the Materials sector. The largest positions closed during the period included those in Amazon.com Inc., Lowe’s Companies Inc. and Honda Motor Co. Ltd., all in the Consumer Discretionary sector, Pentair plc in the Industrials sector, NetApp Inc. and Juniper Networks Inc. in the IT sector, as well as NV Energy Inc. in the Utilities sector.

Thank you for your investment in ClearBridge Appreciation Fund. As always, we appreciate that you have chosen us to manage your assets and we remain focused on achieving the Fund’s investment goals.

Sincerely,

Scott K. Glasser

Portfolio Manager

ClearBridge Investments, LLC

Michael Kagan

Portfolio Manager

ClearBridge Investments, LLC

November 28, 2014

RISKS: Stock prices are subject to market fluctuations. The Fund may invest in small- and mid-cap companies that may involve a higher degree of risk and volatility than investments in large-cap companies. International investments are subject to special risks including currency fluctuations and social, economic and political uncertainties, which could increase volatility. These risks are magnified in emerging markets. Please see the Fund’s prospectus for a more complete discussion of these and other risks, and the Fund’s investment strategies.

Portfolio holdings and breakdowns are as of October 31, 2014 and are subject to change and may not be representative of the portfolio managers’ current or future investments. The Fund’s top ten holdings (as a percentage of net assets) as of this date were: Apple Inc. (3.4%), Walt Disney Co (3.3%), Comcast Corp., Class A Shares (3.1%), Microsoft Corp. (2.9%), Travelers Cos. Inc. (2.7%), Exxon Mobil Corp. (2.7%), PPG Industries Inc. (2.5%), Johnson & Johnson (2.4%), Home Depot Inc. (2.4%), and Berkshire Hathaway Inc., Class A Shares (2.3%). Please refer to pages 11 through 16 for a list and percentage breakdown of the Fund’s holdings.

The mention of sector breakdowns is for informational purposes only and should not be construed as a recommendation to purchase or sell any securities. The information provided regarding such sectors is not a sufficient basis upon which to make an investment decision. Investors seeking financial advice regarding the appropriateness of investing in any securities or investment strategies discussed should consult

4	ClearBridge Appreciation Fund 2014 Annual Report

their financial professional. The Fund’s top five sector holdings (as a percentage of net assets) as of October 31, 2014 were: Information Technology (18.2%), Financials (15.7%), Health Care (15.0%), Consumer Discretionary (12.4%) and Industrials (10.3%). The Fund’s portfolio composition is subject to change at any time.

All investments are subject to risk including the possible loss of principal. Past performance is no guarantee of future results. All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

[i]	The S&P 500 Index is an unmanaged index of 500 stocks and is generally representative of the performance of larger companies in the U.S.

ii

The Federal Reserve Board (“Fed”) is responsible for the formulation of policies designed to promote economic growth, full employment, stable prices and a sustainable pattern of international trade and payments.

ClearBridge Appreciation Fund 2014 Annual Report	5

Fund at a glance† (unaudited)

Investment breakdown (%) as a percent of total investments

†	The bar graph above represents the composition of the Fund’s investments as of October 31, 2014 and October 31, 2013. The Fund is actively managed. As a result, the composition of the Fund’s investments is subject to change at any time.

6	ClearBridge Appreciation Fund 2014 Annual Report

Fund expenses (unaudited)

Example

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, including front-end and back-end sales charges (loads) on purchase payments; and (2) ongoing costs, including management fees; service and/or distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested on May 1, 2014 and held for the six months ended October 31, 2014.

Actual expenses

The table below titled “Based on Actual Total Return” provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period”.

Hypothetical example for comparison purposes

The table below titled “Based on Hypothetical Total Return” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5.00% hypothetical example relating to the Fund with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or back-end sales charges (loads). Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Based on actual total return[1]						Based on hypothetical total return[1]
	Actual Total Return Without Sales Charge[2]	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period[3]		Hypothetical Annualized Total Return	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period[3]
Class A	6.74%	$1,000.00	$1,067.40	1.00%	$5.21	Class A	5.00%	$1,000.00	$1,020.16	1.00%	$5.09
Class B	6.15	1,000.00	1,061.50	2.06	10.70	Class B	5.00	1,000.00	1,014.82	2.06	10.46
Class C	6.37	1,000.00	1,063.70	1.71	8.89	Class C	5.00	1,000.00	1,016.59	1.71	8.69
Class FI	6.70	1,000.00	1,067.00	1.05	5.47	Class FI	5.00	1,000.00	1,019.91	1.05	5.35
Class R	6.56	1,000.00	1,065.60	1.34	6.98	Class R	5.00	1,000.00	1,018.45	1.34	6.82
Class I	6.88	1,000.00	1,068.80	0.69	3.60	Class I	5.00	1,000.00	1,021.73	0.69	3.52
Class IS	6.96	1,000.00	1,069.60	0.59	3.08	Class IS	5.00	1,000.00	1,022.23	0.59	3.01

ClearBridge Appreciation Fund 2014 Annual Report	7

Fund expenses (unaudited) (cont’d)

[1]	For the six months ended October 31, 2014.

[2]

Assumes the reinvestment of all distributions, if any, at net asset value and does not reflect the deduction of the applicable sales charge with respect to Class A shares or the applicable contingent deferred sales charge (“CDSC”) with respect to Class B and Class C shares. Total return is not annualized, as it may not be representative of the total return for the year. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]

Expenses (net of compensating balance arrangements, fee waivers and/or expense reimbursements) are equal to each class’ respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (184), then divided by 365.

8	ClearBridge Appreciation Fund 2014 Annual Report

Fund performance (unaudited)

Average annual total returns
Without sales charges[1]	Class A	Class B	Class C	Class FI	Class R	Class I	Class IS
Twelve Months Ended 10/31/14	14.18%	12.85%	13.34%	14.10%	13.80%	14.48%	14.64%
Five Years Ended 10/31/14	14.70	13.56	13.89	14.69	14.34	15.06	15.16
Ten Years Ended 10/31/14	8.17	7.37	7.40	N/A	N/A	8.54	N/A
Inception* through 10/31/14	—	—	—	15.20	6.85	—	9.91

With sales charges[2]	Class A	Class B	Class C	Class FI	Class R	Class I	Class IS
Twelve Months Ended 10/31/14	7.62%	7.85%	12.34%	14.10%	13.80%	14.48%	14.64%
Five Years Ended 10/31/14	13.35	13.44	13.89	14.69	14.34	15.06	15.16
Ten Years Ended 10/31/14	7.53	7.37	7.40	N/A	N/A	8.54	N/A
Inception* through 10/31/14	—	—	—	15.20	6.85	—	9.91

Cumulative total returns
Without sales charges[1]
Class A (10/31/04 through 10/31/14)	119.38%
Class B (10/31/04 through 10/31/14)	103.57
Class C (10/31/04 through 10/31/14)	104.26
Class FI (Inception date of 12/19/08 through 10/31/14)	129.43
Class R (Inception date of 12/28/06 through 10/31/14)	68.17
Class I (10/31/04 through 10/31/14)	126.93
Class IS (Inception date of 8/4/08 through 10/31/14)	80.39

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower.

[1]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value and does not reflect the deduction of the applicable sales charge with respect to Class A shares or the applicable contingent deferred sales charge (“CDSC”) with respect to Class B and Class C shares.

[2]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value. In addition, Class A shares reflect the deduction of the maximum initial sales charge of 5.75%; Class B shares reflect the deduction of a 5.00% CDSC, which applies if shares are redeemed within one year from purchase payment. Thereafter, this CDSC declines by 1.00% per year until no CDSC is incurred. Class C shares reflect the deduction of a 1.00% CDSC, which applies if shares are redeemed within one year from purchase payment.

*	Inception dates for Class A, B, C, FI, R, I and IS shares are March 10, 1970, November 6, 1992, February 4, 1993, December 19, 2008, December 28, 2006, January 30, 1996 and August 4, 2008, respectively.

ClearBridge Appreciation Fund 2014 Annual Report	9

Fund performance (unaudited) (cont’d)

Historical performance

Value of $10,000 invested in

Class A Shares of ClearBridge Appreciation Fund vs. S&P 500 Index† — October 2004 - October 2014

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower.

†	Hypothetical illustration of $10,000 invested in Class A shares of ClearBridge Appreciation Fund on October 31, 2004, assuming the deduction of the maximum initial sales charge of 5.75% at the time of investment and the reinvestment of all distributions, including returns of capital, if any, at net asset value through October 31, 2014. The hypothetical illustration also assumes a $10,000 investment in the S&P 500 Index. The S&P 500 Index is an unmanaged index of 500 stocks and is generally representative of the performance of larger companies in the U.S. The Index is unmanaged and is not subject to the same management and trading expenses as a mutual fund. Please note that an investor cannot invest directly in an index. The performance of the Fund’s other classes may be greater or less than the Class A shares’ performance indicated on this chart, depending on whether greater or lesser sales charges and fees were incurred by shareholders investing in the other classes.

10	ClearBridge Appreciation Fund 2014 Annual Report

Schedule of investments

October 31, 2014

ClearBridge Appreciation Fund

Security	Shares	Value
Common Stocks — 96.3%
Consumer Discretionary — 12.4%
Auto Components — 0.4%
Johnson Controls Inc.	510,242	$24,108,935
Automobiles — 0.4%
Harley-Davidson Inc.	319,293	20,977,550
Hotels, Restaurants & Leisure — 1.0%
Starwood Hotels & Resorts Worldwide Inc.	388,087	29,750,749
Yum! Brands Inc.	388,241	27,887,351
Total Hotels, Restaurants & Leisure		57,638,100
Media — 7.0%
Comcast Corp., Class A Shares	3,184,726	176,274,584
Twenty-First Century Fox Inc.	887,436	30,598,793
Walt Disney Co.	2,057,968	188,057,116
Total Media		394,930,493
Specialty Retail — 3.6%
Home Depot Inc.	1,390,076	135,560,212
TJX Cos. Inc.	1,039,370	65,812,908
Total Specialty Retail		201,373,120
Total Consumer Discretionary		699,028,198
Consumer Staples — 8.7%
Beverages — 1.7%
Coca-Cola Co.	1,207,653	50,576,508
PepsiCo Inc.	456,785	43,929,013
Total Beverages		94,505,521
Food & Staples Retailing — 3.4%
CVS Health Corp.	1,195,550	102,590,146
Wal-Mart Stores Inc.	1,183,892	90,295,443
Total Food & Staples Retailing		192,885,589
Food Products — 1.3%
General Mills Inc.	427,608	22,218,512
Kraft Foods Group Inc.	398,996	22,483,424
Mondelez International Inc., Class A Shares	785,730	27,704,840
Total Food Products		72,406,776
Household Products — 2.3%
Kimberly-Clark Corp.	414,841	47,403,881
Procter & Gamble Co.	943,637	82,351,201
Total Household Products		129,755,082
Total Consumer Staples		489,552,968

See Notes to Financial Statements.

ClearBridge Appreciation Fund 2014 Annual Report	11

Schedule of investments (cont’d)

October 31, 2014

ClearBridge Appreciation Fund

Security	Shares	Value
Energy — 9.3%
Energy Equipment & Services — 2.2%
Cameron International Corp.	702,240	$41,818,392	*
Schlumberger Ltd.	459,605	45,344,629
Weatherford International PLC	2,134,616	35,050,395	*
Total Energy Equipment & Services		122,213,416
Oil, Gas & Consumable Fuels — 7.1%
Anadarko Petroleum Corp.	594,641	54,576,151
Chevron Corp.	771,390	92,528,230
ConocoPhillips	383,227	27,649,828
Exxon Mobil Corp.	1,556,261	150,506,001
Hess Corp.	373,027	31,636,420
Occidental Petroleum Corp.	484,676	43,102,237
Total Oil, Gas & Consumable Fuels		399,998,867
Total Energy		522,212,283
Financials — 15.2%
Banks — 6.3%
BB&T Corp.	526,612	19,948,063
Citigroup Inc.	1,286,859	68,885,562
JPMorgan Chase & Co.	1,839,662	111,262,758
SunTrust Banks Inc.	601,348	23,536,761
U.S. Bancorp	883,324	37,629,602
Wells Fargo & Co.	1,761,547	93,520,530
Total Banks		354,783,276
Consumer Finance — 1.0%
American Express Co.	225,737	20,305,043
Synchrony Financial	1,267,800	34,255,956	*
Total Consumer Finance		54,560,999
Diversified Financial Services — 2.3%
Berkshire Hathaway Inc., Class A Shares	627	131,670,000	*
Insurance — 4.1%
MetLife Inc.	1,420,927	77,071,080
Travelers Cos. Inc.	1,514,357	152,647,186
Total Insurance		229,718,266
Real Estate Investment Trusts (REITs) — 1.0%
American Tower Corp.	586,241	57,158,497
Real Estate Management & Development — 0.5%
Forest City Enterprises Inc., Class A Shares	1,447,684	30,242,119	*
Total Financials		858,133,157

See Notes to Financial Statements.

12	ClearBridge Appreciation Fund 2014 Annual Report

ClearBridge Appreciation Fund

Security	Shares	Value
Health Care — 15.0%
Biotechnology — 2.0%
Amgen Inc.	423,344	$68,657,930
BioMarin Pharmaceutical Inc.	185,096	15,270,420	*
Celgene Corp.	275,018	29,451,678	*
Total Biotechnology		113,380,028
Health Care Equipment & Supplies — 1.0%
Covidien PLC	607,935	56,197,511
Health Care Providers & Services — 2.5%
AmerisourceBergen Corp.	266,706	22,779,360
Cardinal Health Inc.	325,161	25,518,635
Express Scripts Holding Co.	341,031	26,198,001	*
UnitedHealth Group Inc.	707,701	67,238,672
Total Health Care Providers & Services		141,734,668
Life Sciences Tools & Services — 0.7%
Thermo Fisher Scientific Inc.	343,110	40,339,443
Pharmaceuticals — 8.8%
AbbVie Inc.	584,577	37,097,257
AstraZeneca PLC, ADR	172,278	12,565,957
Bristol-Myers Squibb Co.	862,440	50,185,384
GlaxoSmithKline PLC, ADR	522,268	23,757,971
Johnson & Johnson	1,274,340	137,348,365
Merck & Co. Inc.	1,843,331	106,802,598
Pfizer Inc.	2,616,240	78,356,388
Roche Holding AG, ADR	1,273,936	46,893,584
Total Pharmaceuticals		493,007,504
Total Health Care		844,659,154
Industrials — 10.3%
Aerospace & Defense — 2.5%
Honeywell International Inc.	823,880	79,191,345
Raytheon Co.	570,820	59,296,782
Total Aerospace & Defense		138,488,127
Air Freight & Logistics — 2.0%
C.H. Robinson Worldwide Inc.	321,670	22,262,781
United Parcel Service Inc., Class B Shares	860,483	90,273,271
Total Air Freight & Logistics		112,536,052
Commercial Services & Supplies — 1.0%
Tyco International Ltd.	910,407	39,083,772
Waste Management Inc.	368,929	18,036,939
Total Commercial Services & Supplies		57,120,711

See Notes to Financial Statements.

ClearBridge Appreciation Fund 2014 Annual Report	13

Schedule of investments (cont’d)

October 31, 2014

ClearBridge Appreciation Fund

Security	Shares	Value
Electrical Equipment — 0.5%
Eaton Corp. PLC	434,248	$29,698,221
Industrial Conglomerates — 3.8%
3M Co.	384,963	59,195,760
General Electric Co.	4,104,776	105,944,269
United Technologies Corp.	443,204	47,422,828
Total Industrial Conglomerates		212,562,857
Road & Rail — 0.5%
Norfolk Southern Corp.	252,460	27,932,175
Total Industrials		578,338,143
Information Technology — 18.2%
Communications Equipment — 1.4%
Cisco Systems Inc.	1,770,573	43,325,921
QUALCOMM Inc.	434,354	34,101,133
Total Communications Equipment		77,427,054
Internet Software & Services — 3.1%
eBay Inc.	216,345	11,358,112	*
Facebook Inc., Class A Shares	465,824	34,932,142	*
Google Inc., Class A Shares	116,862	66,362,424	*
Google Inc., Class C Shares	116,862	65,335,207	*
Total Internet Software & Services		177,987,885
IT Services — 2.5%
Automatic Data Processing Inc.	807,280	66,019,359
Visa Inc., Class A Shares	321,475	77,613,709
Total IT Services		143,633,068
Semiconductors & Semiconductor Equipment — 0.8%
Intel Corp.	656,500	22,327,565
Texas Instruments Inc.	426,772	21,193,497
Total Semiconductors & Semiconductor Equipment		43,521,062
Software — 5.6%
Adobe Systems Inc.	524,524	36,779,623	*
Citrix Systems Inc.	325,400	20,900,442	*
Microsoft Corp.	3,498,155	164,238,377
Oracle Corp.	1,186,064	46,315,799
Red Hat Inc.	534,200	31,475,064	*
VMware Inc., Class A Shares	218,890	18,292,638	*
Total Software		318,001,943
Technology Hardware, Storage & Peripherals — 4.8%
Apple Inc.	1,788,409	193,148,172

See Notes to Financial Statements.

14	ClearBridge Appreciation Fund 2014 Annual Report

ClearBridge Appreciation Fund

Security	Shares	Value
Technology Hardware, Storage & Peripherals — continued
EMC Corp.	1,561,149	$44,851,811
International Business Machines Corp.	186,610	30,678,684
Total Technology Hardware, Storage & Peripherals		268,678,667
Total Information Technology		1,029,249,679
Materials — 4.6%
Chemicals — 4.3%
E.I. du Pont de Nemours & Co.	302,101	20,890,284
Ecolab Inc.	541,500	60,231,045
Monsanto Co.	190,658	21,933,296
PPG Industries Inc.	696,104	141,789,424
Total Chemicals		244,844,049
Metals & Mining — 0.3%
Nucor Corp.	315,230	17,041,334
Total Materials		261,885,383
Telecommunication Services — 2.3%
Diversified Telecommunication Services — 2.3%
AT&T Inc.	2,266,484	78,964,303
Verizon Communications Inc.	1,014,690	50,988,172
Total Telecommunication Services		129,952,475
Utilities — 0.3%
Electric Utilities — 0.3%
Northeast Utilities	361,564	17,843,183
Total Common Stocks (Cost — $2,717,171,430)		5,430,854,623

	Shares/Units
Master Limited Partnerships — 0.5%
Financials — 0.5%
Blackstone Group LP (Cost — $17,950,541)	1,002,948	30,208,794
Total Investments before Short-Term Investments (Cost — $2,735,121,971)		5,461,063,417

See Notes to Financial Statements.

ClearBridge Appreciation Fund 2014 Annual Report	15

Schedule of investments (cont’d)

October 31, 2014

ClearBridge Appreciation Fund

Security	Rate	Maturity Date	Face Amount	Value
Short-Term Investments — 1.5%
Repurchase Agreements — 1.5%
Interest in $750,000,000 joint tri-party repurchase agreement dated 10/31/14 with RBS Securities Inc.; Proceeds at maturity — $85,399,644; (Fully collateralized by various U.S. government obligations, 0.625% to 3.875% due 1/25/15 to 2/15/44; Market value — $87,107,553) (Cost — $85,399,146)	0.070%	11/3/14	$85,399,146	$85,399,146
Total Investments — 98.3% (Cost — $2,820,521,117#)				5,546,462,563
Other Assets in Excess of Liabilities — 1.7%				94,055,257
Total Net Assets — 100.0%				$5,640,517,820

*	Non-income producing security.

#	Aggregate cost for federal income tax purposes is $2,820,173,877.

Abbreviation used in this schedule:
ADR	— American Depositary Receipts

See Notes to Financial Statements.

16	ClearBridge Appreciation Fund 2014 Annual Report

Statement of assets and liabilities

October 31, 2014

Assets:
Investments, at value (Cost — $2,820,521,117)	$5,546,462,563
Cash	79,911,809
Receivable for securities sold	17,867,939
Dividends and interest receivable	5,028,743
Receivable for Fund shares sold	4,046,086
Prepaid expenses	154,866
Total Assets	5,653,472,006

Liabilities:
Payable for Fund shares repurchased	3,786,312
Payable for securities purchased	2,767,472
Investment management fee payable	2,585,531
Service and/or distribution fees payable	1,214,303
Trustees’ fees payable	55,588
Accrued expenses	2,544,980
Total Liabilities	12,954,186
Total Net Assets	$5,640,517,820

Net Assets:
Par value (Note 7)	$2,709
Paid-in capital in excess of par value	2,686,752,954
Undistributed net investment income	33,035,696
Accumulated net realized gain on investments	194,785,015
Net unrealized appreciation on investments	2,725,941,446
Total Net Assets	$5,640,517,820

See Notes to Financial Statements.

ClearBridge Appreciation Fund 2014 Annual Report	17

Statement of assets and liabilities (cont’d)

Shares Outstanding:
Class A	174,526,645
Class B	5,035,356
Class C	21,410,151
Class FI	194,325
Class R	3,909,592
Class I	39,526,146
Class IS	26,333,750

Net Asset Value:
Class A (and redemption price)	$20.91
Class B*	$20.03
Class C*	$20.21
Class FI (and redemption price)	$20.86
Class R (and redemption price)	$20.78
Class I (and redemption price)	$20.83
Class IS (and redemption price)	$20.89
Maximum Public Offering Price Per Share:
Class A (based on maximum initial sales charge of 5.75%)	$22.19

*	Redemption price per share is NAV of Class B and Class C shares reduced by a 5.00% and 1.00% CDSC, respectively, if shares are redeemed within one year from purchase payment (See Note 2).

See Notes to Financial Statements.

18	ClearBridge Appreciation Fund 2014 Annual Report

Statement of operations

For the Year Ended October 31, 2014

Investment Income:
Dividends	$107,218,335
Interest	97,471
Less: Foreign taxes withheld	(205,020)
Total Investment Income	107,110,786

Expenses:
Investment management fee (Note 2)	30,677,461
Service and/or distribution fees (Notes 2 and 5)	14,654,842
Transfer agent fees (Note 5)	7,877,230
Trustees’ fees	438,974
Fund accounting fees	380,780
Registration fees	164,934
Shareholder reports	113,662
Insurance	89,793
Audit and tax fees	68,519
Custody fees	33,107
Legal fees	31,076
Miscellaneous expenses	30,705
Total Expenses	54,561,083
Less: Fee waivers and/or expense reimbursements (Notes 2 and 5)	(4,556)
Net Expenses	54,556,527
Net Investment Income	52,554,259

Realized and Unrealized Gain on Investments (Notes 1 and 3):
Net Realized Gain From Investment Transactions	195,886,560
Change in Net Unrealized Appreciation (Depreciation) From Investments	472,060,079
Net Gain on Investments	667,946,639
Increase in Net Assets from Operations	$720,500,898

See Notes to Financial Statements.

ClearBridge Appreciation Fund 2014 Annual Report	19

Statements of changes in net assets

For the Years Ended October 31,	2014	2013

Operations:
Net investment income	$52,554,259	$49,211,512
Net realized gain	195,886,560	202,650,633
Change in net unrealized appreciation (depreciation)	472,060,079	743,985,988
Increase in Net Assets From Operations	720,500,898	995,848,133

Distributions to Shareholders From (Notes 1 and 6):
Net investment income	(50,000,631)	(58,000,321)
Net realized gains	(202,331,322)	(13,004,459)
Decrease in Net Assets From Distributions to Shareholders	(252,331,953)	(71,004,780)

Fund Share Transactions (Note 7):
Net proceeds from sale of shares	612,096,616	875,432,129
Reinvestment of distributions	236,998,249	64,191,008
Cost of shares repurchased	(922,973,387)	(996,787,462)
Decrease in Net Assets From Fund Share Transactions	(73,878,522)	(57,164,325)
Increase in Net Assets	394,290,423	867,679,028

Net Assets:
Beginning of year	5,246,227,397	4,378,548,369
End of year*	$5,640,517,820	$5,246,227,397
*Includesundistributed net investment income of:	$33,035,696	$30,487,415

See Notes to Financial Statements.

20	ClearBridge Appreciation Fund 2014 Annual Report

Financial highlights

For a share of each class of beneficial interest outstanding throughout each year ended October 31:
Class A Shares[1]	2014	2013	2012	2011	2010

Net asset value, beginning of year	$19.21	$15.87	$13.81	$13.23	$11.67

Income from operations:
Net investment income	0.19	0.18	0.17	0.18	0.16
Net realized and unrealized gain	2.43	3.42	2.07	0.59	1.53
Proceeds from settlement of a regulatory matter	—	—	—	—	0.01
Total income from operations	2.62	3.60	2.24	0.77	1.70

Less distributions from:
Net investment income	(0.18)	(0.21)	(0.18)	(0.19)	(0.14)
Net realized gains	(0.74)	(0.05)	—	—	—
Total distributions	(0.92)	(0.26)	(0.18)	(0.19)	(0.14)

Net asset value, end of year	$20.91	$19.21	$15.87	$13.81	$13.23
Total return[2]	14.18%	23.04%	16.44%	5.85%	14.66%[3]

Net assets, end of year (millions)	$3,649	$3,365	$2,860	$2,626	$2,690

Ratios to average net assets:
Gross expenses	1.00%	1.02%	1.06%	1.06%	1.05%
Net expenses[4]	1.00	1.02	1.06	1.06	1.05
Net investment income	0.96	1.04	1.15	1.28	1.30

Portfolio turnover rate	10%	16%	19%	27%	21%

[1]	Per share amounts have been calculated using the average shares method.

[2]

Performance figures, exclusive of sales charges, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]

The total return reflects a payment received due to the settlement of a regulatory matter. Absent this payment, the total return would have been 14.57%. Class A received $3,144,609 related to this distribution.

[4]	The impact of compensating balance arrangements, if any, was less than 0.01%.

See Notes to Financial Statements.

ClearBridge Appreciation Fund 2014 Annual Report	21

Financial highlights (cont’d)

For a share of each class of beneficial interest outstanding throughout each year ended October 31:
Class B Shares[1]	2014	2013	2012	2011	2010

Net asset value, beginning of year	$18.51	$15.26	$13.28	$12.81	$11.25

Income (loss) from operations:
Net investment income (loss)	(0.03)	(0.00) [2]	0.01	0.03	0.03
Net realized and unrealized gain	2.32	3.31	2.00	0.57	1.47
Proceeds from settlement of a regulatory matter	—	—	—	—	0.07
Total income from operations	2.29	3.31	2.01	0.60	1.57

Less distributions from:
Net investment income	(0.03)	(0.01)	(0.03)	(0.13)	(0.01)
Net realized gains	(0.74)	(0.05)	—	—	—
Total distributions	(0.77)	(0.06)	(0.03)	(0.13)	(0.01)

Net asset value, end of year	$20.03	$18.51	$15.26	$13.28	$12.81
Total return[3]	12.85%	21.79%	15.14%	4.71%	13.99%[4]

Net assets, end of year (millions)	$101	$151	$178	$226	$311

Ratios to average net assets:
Gross expenses	2.13%	2.10%	2.16%	2.17%	2.09%
Net expenses[5]	2.13	2.10	2.16	2.17	2.09
Net investment income (loss)	(0.14)	(0.01)	0.08	0.19	0.27

Portfolio turnover rate	10%	16%	19%	27%	21%

[1]	Per share amounts have been calculated using the average shares method.

[2]	Amount represents less than $0.005 per share.

[3]

Performance figures, exclusive of CDSC, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[4]

The total return reflects a payment received due to the settlement of a regulatory matter. Absent this payment, the total return would have been 13.37%. Class B received $2,122,716 related to this distribution.

[5]	The impact of compensating balance arrangements, if any, was less than 0.01%.

See Notes to Financial Statements.

22	ClearBridge Appreciation Fund 2014 Annual Report

For a share of each class of beneficial interest outstanding throughout each year ended October 31:
Class C Shares[1]	2014	2013	2012	2011	2010

Net asset value, beginning of year	$18.61	$15.38	$13.39	$12.85	$11.33

Income from operations:
Net investment income	0.05	0.06	0.07	0.07	0.07
Net realized and unrealized gain	2.34	3.33	2.00	0.58	1.48
Proceeds from settlement of a regulatory matter	—	—	—	—	0.03
Total income from operations	2.39	3.39	2.07	0.65	1.58

Less distributions from:
Net investment income	(0.05)	(0.11)	(0.08)	(0.11)	(0.06)
Net realized gains	(0.74)	(0.05)	—	—	—
Total distributions	(0.79)	(0.16)	(0.08)	(0.11)	(0.06)

Net asset value, end of year	$20.21	$18.61	$15.38	$13.39	$12.85
Total return[2]	13.34%	22.23%	15.57%	5.07%	13.93%[3]

Net assets, end of year (millions)	$433	$406	$357	$345	$368

Ratios to average net assets:
Gross expenses	1.71%	1.73%	1.77%	1.80%	1.79%
Net expenses[4]	1.71	1.73	1.77	1.80	1.79
Net investment income	0.25	0.34	0.45	0.54	0.57

Portfolio turnover rate	10%	16%	19%	27%	21%

[1]	Per share amounts have been calculated using the average shares method.

[2]

Performance figures, exclusive of CDSC, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]

The total return reflects a payment received due to the settlement of a regulatory matter. Absent this payment, the total return would have been 13.66%. Class C received $933,238 related to this distribution.

[4]	The impact of compensating balance arrangements, if any, was less than 0.01%.

See Notes to Financial Statements.

ClearBridge Appreciation Fund 2014 Annual Report	23

Financial highlights (cont’d)

For a share of each class of beneficial interest outstanding throughout each year ended October 31:
Class FI Shares[1]	2014	2013	2012	2011	2010

Net asset value, beginning of year	$19.18	$15.89	$13.83	$13.24	$11.66

Income from operations:
Net investment income	0.18	0.18	0.18	0.17	0.15
Net realized and unrealized gain	2.42	3.42	2.07	0.61	1.55
Total income from operations	2.60	3.60	2.25	0.78	1.70

Less distributions from:
Net investment income	(0.18)	(0.26)	(0.19)	(0.19)	(0.12)
Net realized gains	(0.74)	(0.05)	—	—	—
Total distributions	(0.92)	(0.31)	(0.19)	(0.19)	(0.12)

Net asset value, end of year	$20.86	$19.18	$15.89	$13.83	$13.24
Total return[2]	14.10%	23.10%	16.45%	5.86%	14.63%

Net assets, end of year (000s)	$4,054	$7,062	$4,377	$374	$258

Ratios to average net assets:
Gross expenses	1.12%	1.12%	1.00%	1.18%	1.14%
Net expenses[3,4]	1.05 [5]	1.00 [5]	1.00	1.05 [5]	0.96 [5]
Net investment income	0.92	1.05	1.15	1.26	1.26

Portfolio turnover rate	10%	16%	19%	27%	21%

[1]	Per share amounts have been calculated using the average shares method.

[2]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]	The impact of compensating balance arrangements, if any, was less than 0.01%.

[4]

As a result of an expense limitation arrangement, the ratio of expenses, other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class FI shares did not exceed 1.05%. This expense limitation arrangement cannot be terminated prior to December 31, 2016 without the Board of Trustees’ consent.

[5]	Reflects fee waivers and/or expense reimbursements.

See Notes to Financial Statements.

24	ClearBridge Appreciation Fund 2014 Annual Report

For a share of each class of beneficial interest outstanding throughout each year ended October 31:
Class R Shares[1]	2014	2013	2012	2011	2010

Net asset value, beginning of year	$19.12	$15.84	$13.79	$13.18	$11.65

Income from operations:
Net investment income	0.13	0.13	0.12	0.14	0.11
Net realized and unrealized gain	2.41	3.41	2.08	0.60	1.53
Total income from operations	2.54	3.54	2.20	0.74	1.64

Less distributions from:
Net investment income	(0.14)	(0.21)	(0.15)	(0.13)	(0.11)
Net realized gains	(0.74)	(0.05)	—	—	—
Total distributions	(0.88)	(0.26)	(0.15)	(0.13)	(0.11)

Net asset value, end of year	$20.78	$19.12	$15.84	$13.79	$13.18
Total return[2]	13.80%	22.72%	16.14%	5.61%	14.09%

Net assets, end of year (000s)	$81,231	$73,962	$42,928	$12,327	$5,513

Ratios to average net assets:
Gross expenses	1.31%	1.33%	1.34%	1.30%	1.42%
Net expenses[3,4]	1.31	1.30 [5]	1.34 [5]	1.30	1.42
Net investment income	0.65	0.73	0.78	0.99	0.91

Portfolio turnover rate	10%	16%	19%	27%	21%

[1]	Per share amounts have been calculated using the average shares method.

[2]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]	The impact of compensating balance arrangements, if any, was less than 0.01%.

[4]

As a result of an expense limitation arrangement, the ratio of expenses, other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class R shares did not exceed 1.45%. This expense limitation arrangement cannot be terminated prior to December 31, 2016 without the Board of Trustees’ consent.

[5]	Reflects fee waivers and/or expense reimbursements.

See Notes to Financial Statements.

ClearBridge Appreciation Fund 2014 Annual Report	25

Financial highlights (cont’d)

For a share of each class of beneficial interest outstanding throughout each year ended October 31:
Class I Shares[1]	2014	2013	2012	2011	2010

Net asset value, beginning of year	$19.15	$15.82	$13.77	$13.17	$11.64

Income from operations:
Net investment income	0.25	0.23	0.23	0.23	0.20
Net realized and unrealized gain	2.41	3.42	2.05	0.59	1.52
Total income from operations	2.66	3.65	2.28	0.82	1.72

Less distributions from:
Net investment income	(0.24)	(0.27)	(0.23)	(0.22)	(0.19)
Net realized gains	(0.74)	(0.05)	—	—	—
Total distributions	(0.98)	(0.32)	(0.23)	(0.22)	(0.19)

Net asset value, end of year	$20.83	$19.15	$15.82	$13.77	$13.17
Total return[2]	14.48%	23.56%	16.84%	6.25%	14.84%

Net assets, end of year (millions)	$823	$753	$526	$392	$454

Ratios to average net assets:
Gross expenses	0.68%	0.69%	0.66%	0.71%	0.73%
Net expenses[3,4]	0.68	0.69	0.66	0.71	0.73
Net investment income	1.28	1.35	1.54	1.64	1.60

Portfolio turnover rate	10%	16%	19%	27%	21%

[1]	Per share amounts have been calculated using the average shares method.

[2]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]	The impact of compensating balance arrangements, if any, was less than 0.01%.

[4]

As a result of an expense limitation arrangement, the ratio of expenses, other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class I shares did not exceed 0.90%. This expense limitation arrangement cannot be terminated prior to December 31, 2016 without the Board of Trustees’ consent.

See Notes to Financial Statements.

26	ClearBridge Appreciation Fund 2014 Annual Report

For a share of each class of beneficial interest outstanding throughout each year ended October 31:
Class IS Shares[1]	2014	2013	2012	2011	2010

Net asset value, beginning of year	$19.19	$15.85	$13.80	$13.21	$11.67

Income from operations:
Net investment income	0.27	0.25	0.24	0.24	0.22
Net realized and unrealized gain	2.42	3.42	2.06	0.59	1.52
Total income from operations	2.69	3.67	2.30	0.83	1.74

Less distributions from:
Net investment income	(0.25)	(0.28)	(0.25)	(0.24)	(0.20)
Net realized gains	(0.74)	(0.05)	—	—	—
Total distributions	(0.99)	(0.33)	(0.25)	(0.24)	(0.20)

Net asset value, end of year	$20.89	$19.19	$15.85	$13.80	$13.21
Total return[2]	14.64%	23.61%	16.93%	6.29%	15.01%

Net assets, end of year (millions)	$550	$490	$411	$386	$398

Ratios to average net assets:
Gross expenses	0.59%	0.60%	0.61%	0.61%	0.61%
Net expenses[3,4]	0.59	0.60	0.61	0.61	0.61
Net investment income	1.37	1.46	1.61	1.73	1.74

Portfolio turnover rate	10%	16%	19%	27%	21%

[1]	Per share amounts have been calculated using the average shares method.

[2]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]	The impact of compensating balance arrangements, if any, was less than 0.01%.

[4]

As a result of an expense limitation arrangement, the total annual operating expenses for Class IS shares did not exceed those of Class I shares. This expense limitation arrangement cannot be terminated prior to December 31, 2016 without the Board of Trustees’ consent.

See Notes to Financial Statements.

ClearBridge Appreciation Fund 2014 Annual Report	27

Notes to financial statements

1. Organization and significant accounting policies

ClearBridge Appreciation Fund (the “Fund”) is a separate diversified investment series of Legg Mason Partners Equity Trust (the “Trust”). The Trust, a Maryland statutory trust, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ. Subsequent events have been evaluated through the date the financial statements were issued.

(a) Investment valuation. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. The valuations for fixed income securities (which may include, but are not limited to, corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and certain derivative instruments are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of valuation techniques and methodologies. The independent third party pricing services use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Short-term fixed income securities that will mature in 60 days or less are valued at amortized cost, unless it is determined that using this method would not reflect an investment’s fair value. When the Fund holds securities or other assets that are denominated in a foreign currency, the Fund will normally use the currency exchange rates as of 4:00 p.m. (Eastern Time). If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the manager to be unreliable, the market price may be determined by the manager using quotations from one or more broker/dealers or at the transaction price if the security has recently been purchased and no value has yet been obtained from a pricing service or pricing broker. When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities as determined in accordance with procedures approved by the Fund’s Board of Trustees.

The Board of Trustees is responsible for the valuation process and has delegated the supervision of the daily valuation process to the Legg Mason North American Fund Valuation Committee (the “Valuation Committee”). The Valuation Committee, pursuant to the policies adopted by the Board of Trustees, is responsible for making fair value determinations, evaluating the effectiveness of the Fund’s pricing policies, and reporting to the Board of Trustees. When determining the reliability of third party pricing information for investments

28	ClearBridge Appreciation Fund 2014 Annual Report

owned by the Fund, the Valuation Committee, among other things, conducts due diligence reviews of pricing vendors, monitors the daily change in prices and reviews transactions among market participants.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making fair value determinations. Examples of possible methodologies include, but are not limited to, multiple of earnings; discount from market of a similar freely traded security; discounted cash-flow analysis; book value or a multiple thereof; risk premium/yield analysis; yield to maturity; and/or fundamental investment analysis. The Valuation Committee will also consider factors it deems relevant and appropriate in light of the facts and circumstances. Examples of possible factors include, but are not limited to, the type of security; the issuer’s financial statements; the purchase price of the security; the discount from market value of unrestricted securities of the same class at the time of purchase; analysts’ research and observations from financial institutions; information regarding any transactions or offers with respect to the security; the existence of merger proposals or tender offers affecting the security; the price and extent of public trading in similar securities of the issuer or comparable companies; and the existence of a shelf registration for restricted securities.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board of Trustees, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such back testing monthly and fair valuation occurrences are reported to the Board of Trustees quarterly.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

GAAP establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:

•	Level 1 — quoted prices in active markets for identical investments

•	Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

ClearBridge Appreciation Fund 2014 Annual Report	29

Notes to financial statements (cont’d)

The following is a summary of the inputs used in valuing the Fund’s assets carried at fair value:

ASSETS
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Long-term investments†:
Common stocks	$5,430,854,623	—	—	$5,430,854,623
Master limited partnerships	30,208,794	—	—	30,208,794
Total long-term investments	$5,461,063,417	—	—	$5,461,063,417
Short-term investments†	—	$85,399,146	—	85,399,146
Total investments	$5,461,063,417	$85,399,146	—	$5,546,462,563

†	See Schedule of Investments for additional detailed categorizations.

(b) Repurchase agreements. The Fund may enter into repurchase agreements with institutions that its investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. Under the terms of a typical repurchase agreement, the Fund acquires a debt security subject to an obligation of the seller to repurchase, and of the Fund to resell, the security at an agreed-upon price and time, thereby determining the yield during the Fund’s holding period. When entering into repurchase agreements, it is the Fund’s policy that its custodian or a third party custodian, acting on the Fund’s behalf, take possession of the underlying collateral securities, the market value of which, at all times, at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction maturity exceeds one business day, the value of the collateral is marked-to-market and measured against the value of the agreement in an effort to ensure the adequacy of the collateral. If the counterparty defaults, the Fund generally has the right to use the collateral to satisfy the terms of the repurchase transaction. However, if the market value of the collateral declines during the period in which the Fund seeks to assert its rights or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

(c) Foreign currency translation. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the respective dates of such transactions.

The Fund does not isolate that portion of the results of operations resulting from fluctuations in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, including gains and losses on forward foreign currency contracts, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference

30	ClearBridge Appreciation Fund 2014 Annual Report

between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the values of assets and liabilities, other than investments in securities, on the date of valuation, resulting from changes in exchange rates.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

(d) Master limited partnerships. Entities commonly referred to as “MLPs” are generally organized under state law as limited partnerships or limited liability companies. To be treated as a partnership for U.S. federal income tax purposes, an MLP whose units are traded on a securities exchange must receive at least 90% of its income from qualifying sources such as interest, dividends, real estate rents, gain from the sale or disposition of real property, income and gain from mineral or natural resources activities, income and gain from the transportation or storage of certain fuels, and, in certain circumstances, income and gain from commodities or futures, forwards and options with respect to commodities. Mineral or natural resources activities include exploration, development, production, processing, mining, refining, marketing and transportation (including pipelines) of oil and gas, minerals, geothermal energy, fertilizer, timber or industrial source carbon dioxide. An MLP consists of a general partner and limited partners (or in the case of MLPs organized as limited liability companies, a managing member and members). The general partner or managing member typically controls the operations and management of the MLP and has an ownership stake in the partnership. The limited partners or members, through their ownership of limited partner or member interests, provide capital to the entity, are intended to have no role in the operation and management of the entity and receive cash distributions. The MLPs themselves generally do not pay U.S. federal income taxes. Thus, unlike investors in corporate securities, direct MLP investors are generally not subject to double taxation (i.e., corporate level tax and tax on corporate dividends). Currently, most MLPs operate in the energy and/or natural resources sector.

(e) Security transactions and investment income. Security transactions are accounted for on a trade date basis. Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Foreign dividend income is recorded on the ex-dividend date or as soon as practicable after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults or a credit event occurs that impacts the issuer, the Fund may halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default or credit event.

(f) REIT distributions. The character of distributions received from Real Estate Investment Trusts (‘‘REITs’’) held by the Fund is generally comprised of net investment income, capital gains, and return of capital. It is the policy of the Fund to estimate the character of

ClearBridge Appreciation Fund 2014 Annual Report	31

Notes to financial statements (cont’d)

distributions received from underlying REITs based on historical data provided by the REITs. After each calendar year end, REITs report the actual tax character of these distributions. Differences between the estimated and actual amounts reported by the REITs are reflected in the Fund’s records in the year in which they are reported by the REITs by adjusting related investment cost basis, capital gains and income, as necessary.

(g) Distributions to shareholders. Distributions from net investment income and distributions of net realized gains, if any, are declared at least annually. Distributions to shareholders of the Fund are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

(h) Share class accounting. Investment income, common expenses and realized/unrealized gains (losses) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Fees relating to a specific class are charged directly to that share class.

(i) Compensating balance arrangements. The Fund has an arrangement with its custodian bank whereby a portion of the custodian’s fees is paid indirectly by credits earned on the Fund’s cash on deposit with the bank.

(j) Federal and other taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986 (the “Code”), as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute its taxable income and net realized gains, if any, to shareholders in accordance with timing requirements imposed by the Code. Therefore, no federal or state income tax provision is required in the Fund’s financial statements.

Management has analyzed the Fund’s tax positions taken on income tax returns for all open tax years and has concluded that as of October 31, 2014, no provision for income tax is required in the Fund’s financial statements. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

Under the applicable foreign tax laws, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

(k) Reclassification. GAAP requires that certain components of net assets be reclassified to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. During the current year, the following reclassifications have been made:

	Undistributed Net Investment Income	Accumulated Net Realized Gain	Paid-in Capital
(a)	—	$(78,522)	$78,522
(b)	$(5,347)	5,347	—

(a)	Reclassifications are due to book/tax differences in the treatment distributions paid in connection with the redemption of Fund shares.

(b)	Reclassifications are due to book/tax differences in the treatment of certain investments.

32	ClearBridge Appreciation Fund 2014 Annual Report

2. Investment management agreement and other transactions with affiliates

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) is the Fund’s investment manager and ClearBridge Investments, LLC (“ClearBridge”) is the Fund’s subadviser. Western Asset Management Company (“Western Asset”) manages the Fund’s cash and short-term instruments. LMPFA, ClearBridge and Western Asset are wholly-owned subsidiaries of Legg Mason, Inc. (“Legg Mason”).

Under the investment management agreement, the Fund pays an investment management fee, calculated daily and paid monthly, in accordance with the following breakpoint schedule:

Average Daily Net Assets	Annual Rate
First $250 million	0.750%
Next $250 million	0.700
Next $500 million	0.650
Next $1 billion	0.600
Next $1 billion	0.550
Over $3 billion	0.500

LMPFA provides administrative and certain oversight services to the Fund. LMPFA delegates to the subadviser the day-to-day portfolio management of the Fund, except for the management of cash and short-term instruments, which is provided by Western Asset. For its services, LMPFA pays ClearBridge and Western Asset an aggregate fee equal to 70% of the net management fee it receives from the Fund.

As a result of expense limitation arrangements between the Fund and LMPFA, the ratio of expenses other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class FI, Class R and Class I shares did not exceed 1.05%, 1.45% and 0.90%, respectively. In addition, total annual operating expenses for Class IS shares did not exceed total annual fund operating expenses for Class I shares. These expense limitation arrangements cannot be terminated prior to December 31, 2016 without the Board of Trustees’ consent.

During the year ended October 31, 2014, fees waived and/or expenses reimbursed amounted to $4,556.

The investment manager is permitted to recapture amounts waived and/or reimbursed to a class during the same fiscal year if the class’ total annual operating expenses have fallen to a level below the expense limitation (“expense cap”) in effect at the time the fees were earned or the expenses incurred. In no case will the investment manager recapture any amount that would result, on any particular business day of the Fund, in the class’ total annual operating expenses exceeding the expense cap or any other lower limit then in effect.

Legg Mason Investor Services, LLC (“LMIS”), a wholly-owned broker-dealer subsidiary of Legg Mason, serves as the Fund’s sole and exclusive distributor.

ClearBridge Appreciation Fund 2014 Annual Report	33

Notes to financial statements (cont’d)

There is a maximum initial sales charge of 5.75% for Class A shares. There is a contingent deferred sales charge (“CDSC”) of 5.00% on Class B shares, which applies if redemption occurs within 12 months from purchase payment. This CDSC declines by 1.00% per year until no CDSC is incurred. Class C shares have a 1.00% CDSC, which applies if redemption occurs within 12 months from purchase payment. In certain cases, Class A shares have a 1.00% CDSC, which applies if redemption occurs within 18 months from purchase payment. This CDSC only applies to those purchases of Class A shares, which, when combined with current holdings of other shares of funds sold by LMIS, equal or exceed $1,000,000 in the aggregate. These purchases do not incur an initial sales charge.

For the year ended October 31, 2014, LMIS and its affiliates retained sales charges of $941,371 on sales of the Fund’s Class A shares. In addition, for the year ended October 31, 2014, CDSCs paid to LMIS and its affiliates were:

	Class A	Class B	Class C
CDSCs	$4,386	$43,013	$15,657

All officers and one Trustee of the Trust are employees of Legg Mason or its affiliates and do not receive compensation from the Trust.

3. Investments

During the year ended October 31, 2014, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) were as follows:

Purchases	$537,065,712
Sales	712,307,008

At October 31, 2014, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were as follows:

Gross unrealized appreciation	$2,727,813,862
Gross unrealized depreciation	(1,525,176)
Net unrealized appreciation	$2,726,288,686

4. Derivative instruments and hedging activities

GAAP requires enhanced disclosure about an entity’s derivative and hedging activities.

During the year ended October 31, 2014, the Fund did not invest in any derivative instruments.

5. Class specific expenses, waivers and/or expense reimbursements

The Fund has adopted a Rule 12b-1 distribution plan and under that plan the Fund pays a service fee with respect to its Class A, Class B, Class C, Class FI and Class R shares calculated at the annual rate of 0.25% of the average daily net assets of each respective class. The Fund also pays a distribution fee with respect to its Class B, Class C and Class R shares calculated at the annual rate of 0.75%, 0.75% and 0.25% of the average daily net assets of each class, respectively. Service and distribution fees are accrued daily and paid monthly.

34	ClearBridge Appreciation Fund 2014 Annual Report

For the year ended October 31, 2014, class specific expenses were as follows:

	Service and/or Distribution Fees	Transfer Agent Fees
Class A	$8,777,184	$5,710,932
Class B	1,269,647	694,783
Class C	4,197,552	538,082
Class FI	15,982	18,202
Class R	394,477	178,784
Class I	—	724,971
Class IS	—	11,476
Total	$14,654,842	$7,877,230

For the year ended October 31, 2014, waivers and/or expense reimbursements by class were as follows:

Waivers/Expense Reimbursements
Class A	—
Class B	—
Class C	—
Class FI	$4,556
Class R	—
Class I	—
Class IS	—
Total	$4,556

6. Distributions to shareholders by class

	Year Ended October 31, 2014	Year Ended October 31, 2013
Net Investment Income:
Class A	$31,751,036	$37,554,745
Class B	249,483	162,482
Class C	1,143,103	2,452,075
Class FI	67,581	87,927
Class R	554,456	638,291
Class I	9,583,457	9,506,845
Class IS	6,651,515	7,597,956
Total	$50,000,631	$58,000,321

Net Realized Gains:
Class A	$129,334,698	$8,363,481
Class B	5,842,326	526,643
Class C	16,100,308	1,073,727
Class FI	274,337	15,849
Class R	2,862,424	140,288
Class I	29,102,455	1,613,678
Class IS	18,814,774	1,270,793
Total	$202,331,322	$13,004,459

ClearBridge Appreciation Fund 2014 Annual Report	35

Notes to financial statements (cont’d)

7. Shares of beneficial interest

At October 31, 2014, the Trust had an unlimited number of shares of beneficial interest authorized with a par value of $0.00001 per share. The Fund has the ability to issue multiple classes of shares. Each class of shares represents an identical interest and has the same rights, except that each class bears certain direct expenses, including those specifically related to the distribution of its shares.

Transactions in shares of each class were as follows:

	Year Ended October 31, 2014		Year Ended October 31, 2013
	Shares	Amount	Shares	Amount
Class A
Shares sold	15,337,420	$302,521,535	20,904,056	$361,554,124
Shares issued on reinvestment	8,259,778	156,002,579	2,842,066	44,576,112
Shares repurchased	(24,224,842)	(477,933,727)	(28,812,013)	(495,947,036)
Net decrease	(627,644)	$(19,409,613)	(5,065,891)	$(89,816,800)

Class B
Shares sold	45,241	$860,647	64,108	$1,073,419
Shares issued on reinvestment	334,798	6,053,901	44,720	684,307
Shares repurchased	(3,478,290)	(65,936,546)	(3,635,726)	(60,549,889)
Net decrease	(3,098,251)	$(59,021,998)	(3,526,898)	$(58,792,163)

Class C
Shares sold	2,053,068	$39,199,337	2,543,659	$42,874,736
Shares issued on reinvestment	903,007	16,439,694	219,596	3,359,446
Shares repurchased	(3,371,497)	(64,365,339)	(4,168,726)	(69,754,959)
Net decrease	(415,422)	$(8,726,308)	(1,405,471)	$(23,520,777)

Class FI
Shares sold	62,399	$1,231,471	155,938	$2,642,980
Shares issued on reinvestment	18,132	341,918	6,631	103,777
Shares repurchased	(254,327)	(5,026,591)	(69,874)	(1,231,136)
Net increase (decrease)	(173,796)	$(3,453,202)	92,695	$1,515,621

Class R
Shares sold	928,105	$18,110,606	2,262,817	$38,473,648
Shares issued on reinvestment	172,458	3,238,386	47,584	744,390
Shares repurchased	(1,058,802)	(20,928,565)	(1,153,248)	(19,690,026)
Net increase	41,761	$420,427	1,157,153	$19,528,012

Class I
Shares sold	9,525,266	$186,563,834	20,032,432	$342,947,859
Shares issued on reinvestment	1,564,132	29,455,482	375,622	5,854,228
Shares repurchased	(10,892,771)	(213,987,435)	(14,301,072)	(242,875,020)
Net increase	196,627	$2,031,881	6,106,982	$105,927,067

36	ClearBridge Appreciation Fund 2014 Annual Report

	Year Ended October 31, 2014		Year Ended October 31, 2013
	Shares	Amount	Shares	Amount
Class IS
Shares sold	3,232,485	$63,609,186	5,166,201	$85,865,363
Shares issued on reinvestment	1,348,294	25,466,289	568,188	8,868,748
Shares repurchased	(3,779,968)	(74,795,184)	(6,107,056)	(106,739,396)
Net increase (decrease)	800,811	$14,280,291	(372,667)	$(12,005,285)

8. Income tax information and distributions to shareholders

Subsequent to the fiscal year end, the Fund has made the following distributions per share:

Record Date Payable Date	Short-Term Capital Gains	Long-Term Capital Gains
12/9/2014
12/10/2014	$0.01400	$0.71454

The tax character of distributions paid during the fiscal years ended October 31, was as follows:

	2014	2013
Distributions Paid From:
Ordinary income	$59,979,167	$58,000,321
Net long-term capital gains	192,352,786	13,004,459
Total taxable distributions	$252,331,953	$71,004,780

As of October 31, 2014, the components of accumulated earnings on a tax basis were as follows:

Undistributed ordinary income — net	$35,164,005
Undistributed long-term capital gains — net	192,432,702
Total undistributed earnings	$227,596,707
Other book/tax temporary differences(a)	(123,236)
Unrealized appreciation (depreciation)(b)	2,726,288,686
Total accumulated earnings (losses) — net	$2,953,762,157

(a)	Other book/tax temporary differences are attributable to the timing of the deductibility of various expenses.

(b)

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable to the tax deferral of losses on wash sales and other book/tax basis differences on partnership investments.

ClearBridge Appreciation Fund 2014 Annual Report	37

Report of independent registered public accounting firm

The Board of Trustees and Shareholders

Legg Mason Partners Equity Trust:

We have audited the accompanying statement of assets and liabilities of ClearBridge Appreciation Fund (the “Fund”), a series of Legg Mason Partners Equity Trust, including the schedule of investments, as of October 31, 2014, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2014, by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of ClearBridge Appreciation Fund as of October 31, 2014, and the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York

December 17, 2014

38	ClearBridge Appreciation Fund 2014 Annual Report

Additional information (unaudited)

Information about Trustees and Officers

The business and affairs of ClearBridge Appreciation Fund (the “Fund”) are conducted by management under the supervision and subject to the direction of its Board of Trustees. The business address of each Trustee is c/o Kenneth D. Fuller, Legg Mason, 100 International Drive, 11th Floor, Baltimore, Maryland 21202. Information pertaining to the Trustees and officers of the Fund is set forth below.

The Statement of Additional Information includes additional information about Trustees and is available, without charge, upon request by calling the Fund at 1-877-721-1926.

Independent Trustees†:
Paul R. Ades
Year of birth	1940
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1983
Principal occupation(s) during past five years	Paul R. Ades, PLLC (law firm) (since 2000)
Number of funds in fund complex overseen by Trustee	53
Other board memberships held by Trustee during past five years	None

Andrew L. Breech
Year of birth	1952
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1991
Principal occupation(s) during past five years	President, Dealer Operating Control Service, Inc. (automotive retail management) (since 1985)
Number of funds in fund complex overseen by Trustee	53
Other board memberships held by Trustee during past five years	None

Dwight B. Crane
Year of birth	1937
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1981
Principal occupation(s) during past five years	Professor Emeritus, Harvard Business School (since 2007); formerly, Professor, Harvard Business School (1969 to 2007); Independent Consultant (since 1969)
Number of funds in fund complex overseen by Trustee	53
Other board memberships held by Trustee during past five years	None

ClearBridge Appreciation Fund	39

Additional information (unaudited) (cont’d)

Information about Trustees and Officers

Independent Trustees cont’d
Althea L. Duersten[3]
Year of birth	1951
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 2014
Principal occupation(s) during past five years	Retired (since 2011); formerly, Chief Investment Officer, North America, JPMorgan Chase (investment bank) and member of JPMorgan Executive Committee (1993 to 2011)
Number of funds in fund complex overseen by Trustee	53
Other board memberships held by Trustee during past five years	None

Frank G. Hubbard
Year of birth	1937
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1993
Principal occupation(s) during past five years	President, Avatar International Inc. (business development) (since 1998)
Number of funds in fund complex overseen by Trustee	53
Other board memberships held by Trustee during past five years	None

Howard J. Johnson
Year of birth	1938
Position(s) with Trust	Trustee and Chairman
Term of office[1] and length of time served[2]	From 1981 to 1998; since 2000 and since 2013
Principal occupation(s) during past five years	Chief Executive Officer, Genesis Imaging LLC (technology company) (since 2003)
Number of funds in fund complex overseen by Trustee	53
Other board memberships held by Trustee during past five years	None

Jerome H. Miller
Year of birth	1938
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1995
Principal occupation(s) during past five years	Retired
Number of funds in fund complex overseen by Trustee	53
Other board memberships held by Trustee during past five years	None

40	ClearBridge Appreciation Fund

Independent Trustees cont’d
Ken Miller
Year of birth	1942
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1983
Principal occupation(s) during past five years	Retired; formerly, President, Young Stuff Apparel Group, Inc. (apparel manufacturer), division of Li & Fung (1963 to 2012)
Number of funds in fund complex overseen by Trustee	53
Other board memberships held by Trustee during past five years	None

John J. Murphy
Year of birth	1944
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 2002
Principal occupation(s) during past five years	Founder and Senior Principal, Murphy Capital Management (investment management) (since 1983)
Number of funds in fund complex overseen by Trustee	53
Other board memberships held by Trustee during past five years	Trustee, UBS Funds (35 funds) (since 2008); Trustee, Consulting Group Capital Markets Funds (11 funds) (since 2002); Director, Fort Dearborn Income Securities, Inc. (since 2013); formerly, Director, Nicholas Applegate Institutional Funds (12 funds) (2005 to 2010)

Thomas F. Schlafly
Year of birth	1948
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1983
Principal occupation(s) during past five years	Chairman, The Saint Louis Brewery, LLC (brewery) (since 2012); formerly, President, The Saint Louis Brewery, Inc. (1989 to 2012); Partner, Thompson Coburn LLP (law firm) (since 2009); formerly, Of Counsel, Husch Blackwell Sanders LLP (law firm) and its predecessor firms (1984 to 2009)
Number of funds in fund complex overseen by Trustee	53
Other board memberships held by Trustee during past five years	Director, Citizens National Bank of Greater St. Louis (since 2006)

ClearBridge Appreciation Fund	41

Additional information (unaudited) (cont’d)

Information about Trustees and Officers

Interested Trustee and Officer:
Kenneth D. Fuller[4]
Year of birth	1958
Position(s) with Trust	Trustee, President and Chief Executive Officer
Term of office[1] and length of time served[2]	Since 2013
Principal occupation(s) during past five years	Managing Director of Legg Mason & Co., LLC (“Legg Mason & Co.”) (since 2013); Officer and/or Trustee/Director of 173 funds associated with Legg Mason Partners Fund Advisor, LLC (“LMPFA”) or its affiliates (since 2013); President and Chief Executive Officer of LM Asset Services, LLC (“LMAS”) and
Legg Mason Fund Asset Management, Inc. (“LMFAM”) (formerly registered investment advisers) (since 2013); formerly, Senior Vice President of LMPFA (2012 to 2013); formerly, Director of Legg Mason & Co. (2012 to 2013); formerly, Vice President of Legg Mason & Co. (2009 to 2012); formerly, Vice President — Equity Division of T. Rowe Price Associates (1993 to 2009), as well as Investment Analyst and Portfolio Manager for certain asset allocation accounts (2004 to 2009)
Number of funds in fund complex overseen by Trustee	161
Other board memberships held by Trustee during past five years	None

Additional Officers
Ted P. Becker Legg Mason 620 Eighth Avenue, 49th Floor, New York, NY 10018
Year of birth	1951
Position(s) with Trust	Chief Compliance Officer
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during past five years	Director of Global Compliance at Legg Mason (since 2006); Chief Compliance Officer of LMPFA (since 2006); Managing Director of Compliance of Legg Mason & Co. (since 2005); Chief Compliance Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006)

Susan Kerr Legg Mason 620 Eighth Avenue, 49th Floor, New York, NY 10018
Year of birth	1949
Position(s) with Trust	Chief Anti-Money Laundering Compliance Officer
Term of office[1] and length of time served[2]	Since 2013
Principal occupation(s) during past five years	Assistant Vice President of Legg Mason & Co. and Legg Mason Investor Services, LLC (“LMIS”) (since 2010); Chief Anti-Money Laundering Compliance Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2013) and Anti-Money Laundering Compliance Officer of LMIS (since 2012); Senior Compliance Officer of LMIS (since 2011); formerly, AML Consultant, DTCC (2010); formerly, AML Consultant, Rabobank Netherlands, (2009); formerly, First Vice President, Director of Marketing & Advertising Compliance and Manager of Communications Review Group at Citigroup Inc. (1996 to 2008)

42	ClearBridge Appreciation Fund

Additional Officers cont’d
Vanessa A. Williams Legg Mason 100 First Stamford Place, 6th Floor, Stamford, CT 06902
Year of birth	1979
Position(s) with Trust	Identity Theft Prevention Officer
Term of office[1] and length of time served[2]	Since 2011
Principal occupation(s) during past five years	Vice President of Legg Mason & Co. (since 2012); Identity Theft Prevention Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2011); formerly, Chief Anti-Money Laundering Compliance Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (2011 to 2013); formerly, Senior Compliance Officer of Legg Mason & Co. (2008 to 2011); formerly, Compliance Analyst of Legg Mason & Co. (2006 to 2008) and Legg Mason & Co. predecessors (prior to 2006)

Robert I. Frenkel Legg Mason 100 First Stamford Place, 6th Floor, Stamford, CT 06902
Year of birth	1954
Position(s) with Trust	Secretary and Chief Legal Officer
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during past five years	Vice President and Deputy General Counsel of Legg Mason (since 2006); Managing Director and General Counsel of Global Mutual Funds for Legg Mason & Co. (since 2006) and Legg Mason & Co. predecessors (since 1994); Secretary and Chief Legal Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006) and Legg Mason & Co. predecessors (prior to 2006)

Thomas C. Mandia Legg Mason 100 First Stamford Place, 6th Floor, Stamford, CT 06902
Year of birth	1962
Position(s) with Trust	Assistant Secretary
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during past five years	Managing Director and Deputy General Counsel of Legg Mason & Co. (since 2005) and Legg Mason & Co. predecessors (prior to 2005); Secretary of LMPFA (since 2006); Assistant Secretary of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006) and Legg Mason & Co. predecessors (prior to 2006); Secretary of LMAS (since 2002) and LMFAM (since 2013)

ClearBridge Appreciation Fund	43

Additional information (unaudited) (cont’d)

Information about Trustees and Officers

Additional Officers cont’d
Richard F. Sennett Legg Mason 100 International Drive, 7th Floor, Baltimore, MD 21202
Year of birth	1970
Position(s) with Trust	Principal Financial Officer
Term of office[1] and length of time served[2]	Since 2011
Principal occupation(s) during past five years	Principal Financial Officer and Treasurer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2011 and since 2013); Managing Director of Legg Mason & Co. and Senior Manager of the Treasury Policy group for Legg Mason & Co.’s Global Fiduciary Platform (since 2011); formerly, Chief Accountant within the SEC’s Division of Investment Management (2007 to 2011); formerly, Assistant Chief Accountant within the SEC’s Division of Investment Management (2002 to 2007)

Christopher Berarducci Legg Mason 620 Eighth Avenue, 49th Floor, New York, NY 10018
Year of birth	1974
Position(s) with Trust	Treasurer
Term of office[1] and length of time served[2]	Since 2014
Principal occupation(s) during past five years

Vice President of Legg Mason & Co. (since 2011); Treasurer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2010); formerly, Assistant Controller of certain mutual funds associated with Legg Mason & Co. or its affiliates (prior to 2010); formerly, Manager of Fund Administration at UBS Global Asset Management (prior to 2007)

Jeanne M. Kelly Legg Mason 620 Eighth Avenue, 49th Floor, New York, NY 10018
Year of birth	1951
Position(s) with Trust	Senior Vice President
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during past five years	Senior Vice President of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2007); Senior Vice President of LMPFA (since 2006) and LMFAM (since 2013); Managing Director of Legg Mason & Co. (since 2005) and Legg Mason & Co. predecessors (prior to 2005)

†	Trustees who are not “interested persons” of the Fund within the meaning of Section 2(a)(19) of the 1940 Act.

[1]	Each Trustee and officer serves until his or her respective successor has been duly elected and qualified or until his or her earlier death, resignation, retirement or removal.

[2]	Indicates the earliest year in which the Trustee became a board member for a fund in the Legg Mason fund complex or the officer took such office.

[3]	Effective April 1, 2014, Ms. Duersten became a Trustee.

[4]	Mr. Fuller is an “interested person” of the Fund, as defined in the 1940 Act, because of his position with LMPFA and/or certain of its affiliates.

44	ClearBridge Appreciation Fund

Important tax information (unaudited)

The following information is provided with respect to the distributions paid during the taxable year ended October 31, 2014:

Record date:	12/10/2013	12/24/2013
Payable date:	12/11/2013	12/26/2013
Ordinary income:
Qualified dividend income for individuals	—	100.00%
Dividends qualifying for the dividends
received deduction for corporations	—	100.00%
Long-term capital gain dividend	$0.705140	—

Please retain this information for your records.

ClearBridge Appreciation Fund	45

ClearBridge

Appreciation Fund

Trustees

Paul R. Ades

Andrew L. Breech

Dwight B. Crane

Althea L. Duersten*

Kenneth D. Fuller

President

Frank G. Hubbard

Howard J. Johnson

Chairman

Jerome H. Miller

Ken Miller

John J. Murphy

Thomas F. Schlafly

Investment manager

Legg Mason Partners Fund Advisor, LLC

Subadviser

ClearBridge Investments, LLC

Distributor

Legg Mason Investor Services, LLC

Custodian

State Street Bank and Trust Company

Transfer agent

BNY Mellon Investment Servicing (US) Inc.

4400 Computer Drive

Westborough, MA 01581

Independent registered public accounting firm

KPMG LLP

345 Park Avenue

New York, NY 10154

*	Effective April 1, 2014, Ms. Duersten became a Trustee.

ClearBridge Appreciation Fund

The Fund is a separate investment series of Legg Mason Partners Equity Trust, a Maryland statutory trust.

ClearBridge Appreciation Fund

Legg Mason Funds

620 Eighth Avenue, 49th Floor

New York, NY 10018

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To obtain information on Form N-Q, shareholders can call the Fund at 1-877-721-1926.

Information on how the Fund voted proxies relating to portfolio securities during the prior 12-month period ended June 30th of each year and a description of the policies and procedures that the Fund uses to determine how to vote proxies related to portfolio transactions are available (1) without charge, upon request, by calling the Fund at 1-877-721-1926, (2) on the Fund’s website at www.leggmason.com/individualinvestors and (3) on the SEC’s website at www.sec.gov.

This report is submitted for the general information of the shareholders of ClearBridge Appreciation Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by a current prospectus.

Investors should consider the Fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the Fund. Please read the prospectus carefully before investing.

www.leggmason.com/individualinvestors

© 2014 Legg Mason Investors Services, LLC

Member FINRA, SIPC

Legg Mason Funds Privacy and Security Notice

Your Privacy and the Security of Your Personal Information is Very Important to the Legg Mason Funds

This Privacy and Security Notice (the “Privacy Notice”) addresses the Legg Mason Funds’ privacy and data protection practices with respect to nonpublic personal information the Funds receive. The Legg Mason Funds include any funds sold by the Funds’ distributor, Legg Mason Investor Services, LLC, as well as Legg Mason-sponsored closed-end funds and certain closed-end funds managed or sub-advised by Legg Mason or its affiliates. The provisions of this Privacy Notice apply to your information both while you are a shareholder and after you are no longer invested with the Funds.

The Type of Nonpublic Personal Information the Funds Collect About You

The Funds collect and maintain nonpublic personal information about you in connection with your shareholder account. Such information may include, but is not limited to:

•	Personal information included on applications or other forms;

•	Account balances, transactions, and mutual fund holdings and positions;

•	Online account access user IDs, passwords, security challenge question responses; and

•	Information received from consumer reporting agencies regarding credit history and creditworthiness (such as the amount of an individual’s total debt, payment history, etc.).

How the Funds Use Nonpublic Personal Information About You

The Funds do not sell or share your nonpublic personal information with third parties or with affiliates for their marketing purposes, or with other financial institutions or affiliates for joint marketing purposes, unless you have authorized the Funds to do so. The Funds do not disclose any nonpublic personal information about you except as may be required to perform transactions or services you have authorized or as permitted or required by law. The Funds may disclose information about you to:

•	Employees, agents, and affiliates on a “need to know” basis to enable the Funds to conduct ordinary business or comply with obligations to government regulators;

•

Service providers, including the Funds’ affiliates, who assist the Funds as part of the ordinary course of business (such as printing, mailing services, or processing or servicing your account with us) or otherwise perform services on the Funds’ behalf, including companies that may perform marketing services solely for the Funds;

•	The Funds’ representatives such as legal counsel, accountants and auditors; and

•	Fiduciaries or representatives acting on your behalf, such as an IRA custodian or trustee of a grantor trust.

NOT PART OF THE ANNUAL REPORT

Legg Mason Funds Privacy and Security Notice (cont’d)

Except as otherwise permitted by applicable law, companies acting on the Funds’ behalf are contractually obligated to keep nonpublic personal information the Funds provide to them confidential and to use the information the Funds share only to provide the services the Funds ask them to perform.

The Funds may disclose nonpublic personal information about you when necessary to enforce their rights or protect against fraud, or as permitted or required by applicable law, such as in connection with a law enforcement or regulatory request, subpoena, or similar legal process. In the event of a corporate action or in the event a Fund service provider changes, the Funds may be required to disclose your nonpublic personal information to third parties. While it is the Funds’ practice to obtain protections for disclosed information in these types of transactions, the Funds cannot guarantee their privacy policy will remain unchanged.

Keeping You Informed of the Funds’ Privacy and Security Practices

The Funds will notify you annually of their privacy policy as required by federal law. While the Funds reserve the right to modify this policy at any time they will notify you promptly if this privacy policy changes.

The Funds’ Security Practices

The Funds maintain appropriate physical, electronic and procedural safeguards designed to guard your nonpublic personal information. The Funds’ internal data security policies restrict access to your nonpublic personal information to authorized employees, who may use your nonpublic personal information for Fund business purposes only.

Although the Funds strive to protect your nonpublic personal information, they cannot ensure or warrant the security of any information you provide or transmit to them, and you do so at your own risk. In the event of a breach of the confidentiality or security of your nonpublic personal information, the Funds will attempt to notify you as necessary so you can take appropriate protective steps. If you have consented to the Funds using electronic communications or electronic delivery of statements, they may notify you under such circumstances using the most current email address you have on record with them.

In order for the Funds to provide effective service to you, keeping your account information accurate is very important. If you believe that your account information is incomplete, not accurate or not current, or if you have questions about the Funds’ privacy practices, write the Funds using the contact information on your account statements, email the Funds by clicking on the Contact Us section of the Funds’ website at www.leggmason.com, or contact the Fund at 1-877-721-1926.

Revised April 2011

NOT PART OF THE ANNUAL REPORT

www.leggmason.com/individualinvestors

© 2014 Legg Mason Investor Services, LLC Member FINRA, SIPC

FD0312 12/14 SR14-2359

ITEM 2.	CODE OF ETHICS.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Trustees of the registrant has determined that Andrew L. Breech possesses the technical attributes identified in Instruction 2(b) of Item 3 to Form N-CSR to qualify as an “audit committee financial expert,” and has designated Andrew L. Breech as the Audit Committee’s financial expert. Andrew L. Breech is an “independent” Trustees pursuant to paragraph (a)(2) of Item 3 to Form N-CSR.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

a) Audit Fees. The aggregate fees billed in the last two fiscal years ending October 31, 2013 and October 31, 2014 (the “Reporting Periods”) for professional services rendered by the Registrant’s principal accountant (the “Auditor”) for the audit of the Registrant’s annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $342,952 in 2013 and $352,765 in 2014

b) Audit-Related Fees. The aggregate fees billed in the Reporting Period for assurance and related services by the Auditor that are reasonably related to the performance of the Registrant’s financial statements were $29,411 in 2013 and $7,255 in 2014. These services consisted of procedures performed in connection with the Re-domiciliation of the various reviews of Prospectus supplements, and consent issuances related to the N-1A filings for the Legg Mason Partners Equity Trust.

(c) Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice and tax planning (“Tax Services”) were $83,650 in 2013 and $41,360 in 2014. These services consisted of (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments, and (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held.

There were no fees billed for tax services by the Auditors to service affiliates during the Reporting Periods that required pre-approval by the Audit Committee.

d) All Other Fees. There were no other fees billed in the Reporting Periods for products and services provided by the Auditor, other than the services reported in paragraphs (a) and (c) of this Item 4 for the Legg Mason Partners Equity Trust.

All Other Fees. There were no other non-audit services rendered by the Auditor to Legg Mason Partners Fund Advisors, LLC (“LMPFA”), and any entity controlling, controlled by or under common control with LMPFA that provided ongoing services to Legg Mason Partners Equity Trust requiring pre-approval by the Audit Committee in the Reporting Period.

(e) Audit Committee’s pre–approval policies and procedures described in paragraph (c) (7) of Rule 2-01 of Regulation S-X.

(1) The Charter for the Audit Committee (the “Committee”) of the Board of each registered investment company (the “Fund”) advised by LMPFA or one of their affiliates (each, an “Adviser”) requires that the Committee shall approve (a) all audit and permissible non-audit services to be provided to the Fund and (b) all permissible non-audit services to be provided by the Fund’s independent auditors to the Adviser and any Covered Service Providers if the engagement relates directly to the operations and financial reporting of the Fund. The Committee may implement policies and procedures by which such services are approved other than by the full Committee.

The Committee shall not approve non-audit services that the Committee believes may impair the independence of the auditors. As of the date of the approval of this Audit Committee Charter, permissible non-audit services include any professional services (including tax services), that are not prohibited services as described below, provided to the Fund by the independent auditors, other than those provided to the Fund in connection with an audit or a review of the financial statements of the Fund. Permissible non-audit services may not include: (i) bookkeeping or other services related to the accounting records or financial statements of the Fund; (ii) financial information systems design and implementation; (iii) appraisal or valuation services, fairness opinions or contribution-in-kind reports; (iv) actuarial services; (v) internal audit outsourcing services; (vi) management functions or human resources; (vii) broker or dealer, investment adviser or investment banking services; (viii) legal services and expert services unrelated to the audit; and (ix) any other service the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the Fund, the Adviser and any service providers controlling, controlled by or under common control with the Adviser that provide ongoing services to the Fund (“Covered Service Providers”) constitutes not more than 5% of the total amount of revenues paid to the independent auditors during the fiscal year in which the permissible non-audit services are provided to (a) the Fund, (b) the Adviser and (c) any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund during the fiscal year in which the services are provided that would have to be approved by the Committee; (ii) the permissible non-audit services were not recognized by the Fund at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved by the Committee (or its delegate(s)) prior to the completion of the audit.

(2) For the Legg Mason Partners Equity Trust, the percentage of fees that were approved by the audit committee, with respect to: Audit-Related Fees were 100% and 100% for 2013 and 2014; Tax Fees were 100% and 100% for 2013 and 2014; and Other Fees were 100% and 100% for 2013 and 2014.

(f) N/A

(g) Non-audit fees billed by the Auditor for services rendered to Legg Mason Partners Equity Trust, LMPFA and any entity controlling, controlled by, or under common control with LMPFA that provides ongoing services to Legg Mason Partners Equity Trust during the reporting period were $9,150 in 2014.

(h) Yes. Legg Mason Partners Equity Trust’s Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates, which were not pre-approved (not requiring pre-approval), is compatible with maintaining the Accountant’s independence. All services provided by the Auditor to the Legg Mason Partners Equity Trust or to Service Affiliates, which were required to be pre-approved, were pre-approved as required.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

a)	The independent board members are acting as the registrant’s audit committee as specified in Section 3(a)(58)(B) of the Exchange Act. The Audit Committee consists of the following Board members:

Paul R. Ades

Andrew L. Breech

Dwight B. Crane

Althea L. Duersten

Frank G. Hubbard

Howard J. Johnson

Jerome H. Miller

Ken Miller

John J. Murphy

Thomas F. Schlafly

b)	Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Included herein under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a) (1) Code of Ethics attached hereto.

Exhibit 99.CODE ETH

(a) (2) Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.CERT

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Legg Mason Partners Equity Trust

By:	/s/ Kenneth D. Fuller
Kenneth D. Fuller
Chief Executive Officer

Date:	December 23, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Kenneth D. Fuller
Kenneth D. Fuller
Chief Executive Officer

Date:	December 23, 2014

By:	/s/ Richard F. Sennett
Richard F. Sennett
Principal Financial Officer

Date:	December 23, 2014